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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                                 July 16, 1997
               (Date of report (Date of earliest event reported))





                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)





         DELAWARE                        0-21496                         36-3498354
(State or other jurisdiction of         (Commission                   (I.R.S. Employer
 incorporation or organization)         File Number)                 Identification No.)

                507 West Tenth Street, West Point, Georgia 31833
              (Address of principal executive offices) (Zip Code)



                                 (706) 645-4000
              (Registrant's telephone number, including area code)
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ITEM 5:       OTHER EVENTS

              On July 16, 1997 WestPoint Stevens Inc. announced that it had signed a definitive agreement to sell its wholly-owned indirect subsidiary, Alamac Knit Fabrics, Inc. ("Alamac") other than its accounts receivable and a yarn mill located in Whitmire, South Carolina to Dyersburg Corporation ("Dyersburg"). Alamac manufactures and sells knit apparel fabrics. The transaction is subject to financing and customary closing conditions, including receipt of applicable regulatory clearances. It is anticipated that the transaction will be consummated in early September 1997.


ITEM 7:       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

              Exhibit 99.     Press Release Dated July 16, 1997.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WESTPOINT STEVENS INC.


Date: July 21, 1997                  By:   /s/ Christopher N. Zodrow
                                           ------------------------------
                                             Christopher N. Zodrow
                                             Vice President and Secretary


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                                 EXHIBIT INDEX


Exhibit No.:                           Description:                                                 Page No.:
-----------                            -----------                                                 ----------
99                        Press Release dated July 16, 1997

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